                                                                    EXHIBIT 10.9

                                SECOND AMENDMENT
                                       TO
                                 ALLERGAN, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                                 (RESTATED 2003)

The ALLERGAN, INC. EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") is hereby amended as follows:

         1. Effective January 1, 2004, new Section 6.3(g) shall be added to the Plan as follows:

                           (g) On June 29, 2002, Allergan spun-off AMO and distributed the stock of AMO (referred to in the Plan as "AMO Stock") to its shareholders. The following provisions of the Plan shall apply to AMO Stock as if the term "AMO Stock" was substituted for the term "Company Stock": Section 6.4 (Certain Offers for Company Stock); Section 6.5 (Securities Law Limitation); Section 6.7 (Dividends); Section 6.14 (Appointment of Investment Manager); Section 7.1 (Appointment of Committee); Section 7.2 (Appointment of Investment Subcommittee); Section 7.7 (Additional Powers of Committee);
                  Section 7.8 (Investment Subcommittee Powers); Section 7.14 (Compensation of Committees and Plan Expenses); and Section
                  7.16 (Voting of Company Stock), as applicable.

         2. Effective January 1, 2004, Section 6.6(a)(i) of the Plan is amended as follows:

                                    (i)      Each Participant's ESOP Account
                           shall consist of (1) a portion comprised of cash and all other assets except for Company Stock and AMO Stock (the "Non-Stock Subaccount"); (2) a portion comprised solely of AMO Stock (the "AMO Subaccount"); and (3) a portion comprised solely of Company Stock (the "Stock Subaccount").

         3. Effective January 1, 2004, new Section 6.6(a)(iv) is added to the Plan as follows:

                                    (iv)     AMO Subaccounts shall be credited
                           with a specific number of shares of AMO Stock rather than an individual interest in a pool of AMO Stock.

         4. Effective January 1, 2004, new Section 6.6(i) is added to the Plan as follows:

                           (i) Paragraphs (e) and (g) of this Section 6.6 shall apply to AMO Stock as if the term "AMO Stock" was substituted for the term "Company Stock" and the term "AMO Subaccount" was substituted for the term "Stock Subaccount," as applicable.

         5. Effective January 1, 2003, Section 5.10(c) of the Plan is amended as follows:

                           (c) Notwithstanding anything to the contrary in the
                  Plan, the distribution of the entire vested portion of a Participant's ESOP Account shall be subject to the following:

                                    (i)      Lifetime Distributions. The
                           distribution of the entire vested portion of a Participant's ESOP Account shall be made no later than the Participant's Required Beginning Date. The Required Beginning Date of a Participant shall be April 1 of the calendar year immediately following the later of the calendar year in which the Participant attains age 70-1/2 or incurs a Severance; provided, however, if such Participant is a Five Percent Owner (as defined in Code Section 416(i) and applicable regulations), with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the Required Beginning Date shall be April 1 of the calendar year immediately following the later of the calendar year in which the Participant attains age 70-1/2.

                                    (ii)     Death Distributions. If a
                           Participant dies before the entire vested portion of his or her ESOP Account is distributed, the entire vested portion of the Participant's ESOP Account shall be distributed as provided in Section 5.5.

                                    (iii)    Incorporation of Treasury
                           Regulations. Notwithstanding the foregoing, all distributions made under the Plan shall be made in accordance with Code Section 401(a)(9) and the Regulations issued thereunder.

         IN WITNESS WHEREOF, Allergan, Inc. hereby executes this Second Amendment to the Allergan, Inc. Employee Stock Ownership Plan on this 22nd day of December, 2003.

ALLERGAN, INC.

BY:  /s/ Douglas S. Ingram
    -----------------------------------
    Douglas S. Ingram
    Executive Vice President, General Counsel and Secretary

                                        2